                                                                   Exhibit 10.41

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                            CASTLE BRANDS (USA) CORP.

                      9 % SENIOR SECURED NOTES, SERIES 2004

                                DUE MAY 31, 2009

                           FIRST AMENDED AND RESTATED
                                 TRUST INDENTURE

                       ORIGINAL DATED AS OF JUNE 1 , 2004

                   AMENDED AND RESTATED AS OF AUGUST 15, 2005

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                                TABLE OF CONTENTS

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ARTICLE 1  DEFINED TERMS.................................................     3
   1.1     Special Definitions...........................................     3

ARTICLE 2  FORM, EXECUTION, ISSUE AND DELIVERY OF NOTES..................     9
   2.1     Issue of Notes................................................     9
   2.2     Authentication of Physical Notes; Denominations of Notes;
              Form; Custody..............................................     9
   2.3     Registration of Owners........................................     9
   2.4     Exchange of Physical Notes....................................     9
   2.5     Pledges.......................................................    10
   2.6     Proof of Ownership............................................    10
   2.7     Transfer of Beneficial Interest in the Notes..................    10
   2.8     Valid Obligations.............................................    10
   2.9     Execution and Delivery........................................    11
   2.10    Payments......................................................    11

ARTICLE 3  PAYMENTS OF INTEREST AND PRINCIPAL............................    11
   3.1     Payment by Issuer.............................................    11
   3.2     Issue Taxes...................................................    11
   3.3     Required Payments.............................................    11
   3.4     Registered Owner List.........................................    12

ARTICLE 4  ACCOUNTS......................................................    13
   4.1     Payment Account...............................................    13
   4.2     Collection Account............................................    13

ARTICLE 5  RECEIPT, DISTRIBUTION AND APPLICATION OF TRUST ESTATE.........    13
   5.1     Application of the Payment Account When No Event of Default
              is Continuing..............................................    13
   5.2     Application of Payments During Continuance of an Event of
              Default....................................................    13
   5.3     Amounts Held by Trustee.......................................    14
   5.4     Allocation of Payments........................................    14
   5.5     Method of Payment to Owners...................................    14

ARTICLE 6  EVIDENCE OF ACTS OF OWNERS....................................    15
   6.1     Execution by Note Owners or Agents............................    15
   6.2     Future Owners Bound...........................................    15

ARTICLE 7  INDENTURE DEFAULTS - REMEDIES.................................    15
   7.1     Indenture Events of Default...................................    15
   7.2     Acceleration of Notes.........................................    16
   7.3     Annulment of Acceleration of Notes............................    16
   7.4     Default Remedies..............................................    16
   7.5     Other Enforcement Rights......................................    17
   7.6     Effect of Sale, etc...........................................    18
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   7.7     Restoration of Rights and Remedies............................    18
   7.8     Application of Sale Proceeds and Deficiency...................    19
   7.9     Cumulative Remedies...........................................    19
   7.10    Limitations on Suits..........................................    19

ARTICLE 8  AFFIRMATIVE COVENANTS.........................................    20
   8.1     Financial Statements..........................................    20
   8.2     Existence, Compliance and Insurance...........................    20
   8.3     Further Assurances............................................    21
   8.4     Performance of Obligations....................................    21
   8.5     Filings to Perfect Security Interests.........................    21

ARTICLE 9  NEGATIVE COVENANTS............................................    21
   9.1     Mergers, Etc..................................................    21
   9.2     Proceeds of Notes.............................................    21
   9.3     Transactions with Affiliates..................................    22
   9.4     Jurisdiction of Incorporation.................................    22

ARTICLE 10 THE TRUSTEE...................................................    22
   10.1    Certain Duties and Responsibilities of Trustee................    22
   10.2    Trustee's Compensation and Expenses...........................    23
   10.3    Certain Rights of Trustee.....................................    24
   10.4    Status of Monies Received.....................................    25
   10.5    Resignation of Trustee........................................    26
   10.6    Removal of Trustee............................................    26
   10.7    Successor Trustee.............................................    26
   10.8    Appointment of Successor Trustee..............................    26
   10.9    Merger or Consolidation of Trustee............................    26
   10.10   Acceptance of Appointment by Successor Trustee................    27
   10.11   Conveyance upon Request of Successor Trustee..................    27
   10.12   Co-Trustee and Collateral Agent...............................    27
   10.13   Registrar.....................................................    28

ARTICLE 11 SUPPLEMENTAL INDENTURES, WAIVERS..............................    28
   11.1    Supplemental Indentures Without Note Owners' Consent..........    28
   11.2    Waivers and Consents by Owners; Supplemental Indentures with
              Consent....................................................    28
   11.3    Notice of Supplemental Indenture..............................    29
   11.4    Solicitation of Note Owners...................................    29
   11.5    Opinion of Counsel Conclusive as to Supplemental Indentures...    29
   11.6    Effect of Supplemental Indentures.............................    29

ARTICLE 12 DISCHARGE AND UNCLAIMED FUNDS.................................    30
   12.1    Satisfaction and Discharge of Agreement.......................    30
   12.2    Return of Unclaimed Monies....................................    30

ARTICLE 13 MISCELLANEOUS.................................................    30
   13.1    Successors and Assigns........................................    30
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
   13.2    Unenforceability of Provision.................................    31
   13.3    Communications................................................    31
   13.4    Governing Law.................................................    33
   13.5    Limitation on Interest........................................    33
   13.6    Counterparts..................................................    33
   13.7    Headings, etc.; Gender........................................    33
   13.8    Amendments....................................................    34
   13.9    Benefits of Agreement Restricted to Parties and Owners........    34
   13.10   Waiver of Notice..............................................    34
   13.11   Non-Recourse Persons..........................................    34
   13.12   Additional Financing Statement Filings........................    34
   13.13   Officers' Certificate and Opinions of Counsel; Statements to
              be Contained Therein.......................................    34
   13.14   No Oral Agreements............................................    35

Exhibit A  Form of Note

Exhibit B  Instruction for Transfer of Registration Request

                                 TRUST INDENTURE

     FIRST AMENDED AND RESTATED TRUST INDENTURE dated as of August 15, 2005 (the "Indenture"), between CASTLE BRANDS (USA) CORP., a Delaware corporation (the "Issuer"), and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a national banking association and the indenture trustee hereunder (the "Trustee"; including any other Person serving as a successor or co-trustee hereunder), and is joined in by MHW, LTD., a New York corporation as the Collateral Agent hereunder and under the Security Documents (as defined herein).

                                    RECITALS:

     WHEREAS, the defined terms used in this Indenture shall have the respective meanings set forth in Section 1.1 unless elsewhere defined or the context shall otherwise require;

     WHEREAS, the Issuer and Trustee, joined by the Collateral Agent, have entered into a First Supplemental Indenture dated of even date herewith ("First Supplemental Indenture") which amends and restates, as set forth below, the Trust Indenture entered into as of June 1, 2004.

     WHEREAS, the Issuer is authorized by law, and deems it necessary to borrow money for its proper legal purposes and to grant a continuing security interest in certain of its Property to secure the payment thereof, and to that end, in the exercise of said authority, has duly authorized the execution and delivery of this Indenture providing for the issue of senior secured promissory notes;

     WHEREAS, the Issuer has executed and delivered the Security Documents thereby granting continuing security interests in the Collateral;


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     WHEREAS, the Issuer has duly authorized the issuance from time to time of its Ten Million Dollars ($10,000,000) of its 9% Senior Secured Notes, Series 2004 on the terms herein provided and to be secured by the Collateral pursuant to the Security Documents;

     WHEREAS, the Notes will be issued in the form set forth as Exhibit A in the aggregate amount not to exceed $10,000,000, and the Issuer will sell uncertificated beneficial interests in the Notes to Persons who will become the Owners thereof and the beneficiaries under this Indenture; and

     WHEREAS, all acts and proceedings required by law and by the Certificate of Incorporation and Bylaws of the Issuer necessary to make the Notes, when executed by the Issuer and authenticated and delivered by the Trustee, the legal, valid and binding obligations of the Issuer, and all acts and proceedings required by law and by the Certificate of Incorporation and Bylaws of the Issuer necessary to constitute this Indenture a legal, valid and binding agreement for the uses and purposes herein set forth, in accordance with its terms, have been done and taken; and the Issuer has duly authorized, executed and delivered this Indenture;

     NOW, THEREFORE, THIS INDENTURE WITNESSETH, that to secure the prompt and complete payment of the principal of and interest on the Notes, the payment of all other sums owing hereunder and under all Security Documents and the performance of the covenants contained herein and in all Security Documents, and in consideration of the premises and of the covenants contained herein, and the purchase of beneficial interests in the Notes by the Owners, the Issuer has hereby granted, bargained, sold, conveyed, assigned, transferred, mortgaged, affected, pledged, set over, confirmed, granted a continuing security interest in, and does hereby grant, bargain, sell, convey, assign, transfer, mortgage, affect, pledge, set over, confirm, grant a continuing security interest to the Trustee (subject to Section 12.1), all of its right, title and interest in, to and under (i) all accounts and subaccounts established under this Indenture and
(ii) all funds now or hereafter paid or deposited or required to be paid or deposited to or with the Trustee pursuant to any term hereof or any term of the Security Documents or the Parent Guaranty (all such Properties, including without limitation all properties hereafter specifically subjected to the lien of this Indenture by any indenture supplement hereto, being hereinafter collectively referred to as the "Trust Estate").

     TO HAVE AND TO HOLD, all and singular, the Trust Estate for the uses and purposes, and subject to the terms and provisions set forth in this Indenture, unto the Trustee and its successors and assigns in trust forever.

     IN TRUST NEVERTHELESS, under and subject to the terms and conditions herein set forth and for the equal and proportionate, unless otherwise stated herein, benefit and security of the Owners from time to time of the Outstanding Notes and for the enforcement of the prompt and complete payment when due of all sums due in connection with the Outstanding Notes from time to time, this Indenture and each of the Security Documents and for the performance and observance by the Issuer of the covenants, obligations and conditions to be performed and observed by the Issuer;

     PROVIDED, HOWEVER, that these presents are upon the condition that if the Issuer, its successors or assigns, shall satisfy the conditions set forth in
Section 12.1 for a release of the Trust Estate in full, then this Indenture, and the estates and rights assigned to the Trustee and in the Security Documents, shall cease, terminate and be void; otherwise they shall remain and be in full force and effect;


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     IT IS HEREBY FURTHER COVENANTED AND AGREED that the Trust Estate is to be held and applied by the Trustee for the benefit of the Owners, subject to the further covenants, agreements, conditions, uses and trust hereafter set forth. The Issuer, for itself and its successors and assigns, does hereby covenant and agree with the Trustee for the benefit of all present and future Owners, or any of them, as follows:

                                    ARTICLE 1
                                  DEFINED TERMS

     1.1 Special Definitions. For purposes of this Indenture, capitalized terms shall have the respective meanings (i) set forth below, (ii) set forth in the Section or other part of this Indenture following such term, or (iii) provided for in the Security Documents (such definitions to be equally applicable to both the singular and plural forms of the terms defined):

          Affiliate -- at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person. As used in this definition, "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise (and "Controlled" shall be construed accordingly). Unless the context otherwise clearly requires, any reference to an "Affiliate" is a reference to an Affiliate of the Issuer.

          Amended Note - has the meaning set forth in the First Supplemental Indenture.

          Business Day -- means any day other than a Saturday, Sunday, legal holiday or a day on which banking institutions in the City of New York, New York and any other city where the Trustee shall have a corporate trust office administering any of its duties under this Indenture are authorized to close by law or executive order of a regulatory or administrative issuer having jurisdiction in connection therewith.

          Closing Date -- the date of the initial issuance of a Note (but excluding a Note issued in substitution for an outstanding Note). One or more Notes may be issued from time to time hereunder.

          Collateral - as defined in the Security Documents.

          Collateral Agent - as defined in the Security Documents; initially, MHW, Ltd.

          Collection Account -- has the meaning set out in Section 4.2.

          Contested in Good Faith -- actively contested in good faith by appropriate actions or proceedings provided that the action to be taken will not result in any risk of imposition of civil or criminal penalties on the Trustee or the Owners of the Notes or substantial danger of sale, forfeiture or loss of a material part of the Collateral.

          Debt -- for any Person the sum of the following (without duplication):
     (i) all obligations of such Person for borrowed money or evidenced by bonds, debentures, notes or other similar instruments (including principal, interest, fees and charges); (ii) all obligations

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     of such Person (whether contingent or otherwise) in respect of bankers'
     acceptances, letters of credit, surety or other bonds and similar instruments; (iii) all obligations of such Person to pay the deferred purchase price of Property; (iv) all obligations under leases which shall have been, or should have been, in accordance with GAAP, recorded as capital leases in respect of which such Person is liable; (v) all Debt (as described in the other clauses of this definition) and other obligations of others secured by a Lien on any asset of such Person, whether or not such Debt or other obligation is assumed by such Person; and (vi) all Debt (as described in the other clauses of this definition) and other obligations of others guaranteed by such Person or in which such Person otherwise assures a creditor against loss of the debtor or obligations of others.

          Default Rate - ten percent (10%) per annum.

          Event of Default -- has the meaning set out in Section 7.1.

          Excepted Liens -- (i) Liens for taxes, assessments or other governmental charges or levies not yet due or which are being Contested In Good Faith; (ii) Liens in connection with workmen's compensation, unemployment insurance or other social security, old age pension or public liability obligations not yet due or which are being Contested In Good Faith; (iii) operators', vendors', carriers', warehousemen's, repairmen's, mechanics', workmen's, materialmen's, or other like Liens arising by operation of law in the ordinary course of business or statutory landlord's liens (so long as no action has been taken to file or enforce such Liens) or which are being Contested In Good Faith; (iv) deposits of cash or securities to secure the performance of bids, trade contracts, leases, statutory obligations and other obligations of a like nature incurred in the ordinary course of business; and (v) other Liens expressly permitted by the Security Documents.

          First Supplemental Indenture - has the meaning set forth in the second recital to this Agreement.

          GAAP -- generally accepted accounting principles and practices which are recognized as such in the United States by the Financial Accounting Standards Board (or any generally recognized successor) as in effect from time to time.

          Governmental Authority -- the country, the state, county, city and political subdivisions in which any Person or such Person's Property is located or which exercises jurisdiction over any such Person or such Person's Property, and any court, agency, department, commission, board, body, bureau or instrumentality of any of them including monetary authorities which exercises jurisdiction over any such Person or such Person's Property. Unless otherwise specified, all references to Governmental Authority herein shall mean a Governmental Authority having jurisdiction over, where applicable, the Issuer, the Parent or any of their Property or the Trustee or any Note Owner.

          Governmental Requirements - meaning any applicable law, statute, code, ordinance, order, determination, rule, regulation, publication, judgment, decree, injunction, franchise, permit, registration, consent, approval, certificate, license, authorization or other directive or requirement (whether or not having the force of law), of any Governmental Authority.

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          Indenture -- this Indenture, as originally executed or as it may from time to time be supplemented or amended in accordance with the provisions hereof.

          Interest Payment Date - each May 31st and November 30th of each year, with the first Interest Payment Date being November 30, 2004 and the last Interest Payment Date being the Maturity Date.

          Issuer -- has the meaning set out in the first paragraph of this Indenture and includes any successor to the Issuer by way of merger, consolidation, conversion or transfer of all or substantially all assets of the Issuer.

          Investment Grade -- a rating equal to or higher than "BBB-" by Standard & Poor's Rating Services, a division of The McGraw Hill Companies, Inc. or any successor thereto or equal to or higher than "Baa3" by Moody's Investors Service, Inc. or any successor thereto and equal to or higher than "BBB-" by Duff & Phelps Credit Rating Co. or any successors thereto (if Duff & Phelps Credit Rating Co. is then rating the applicable security) or a comparable rating by another nationally recognized statistical rating organization, which rating and organization are approved by the Issuer.

          Lien -- any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on the common law, statute or contract, and including but not limited to the security interest or lien arising from a mortgage, encumbrance, pledge, conditional sale or other title retention agreement, trust receipt or a lease, consignment or bailment for security purposes.

          Majority of Owners -- at any time, Owners of more than fifty percent (50%) of the beneficial interest in the aggregate principal amount owed by the Issuer pursuant to all Notes then Outstanding.

          Maturity Date - May 31, 2009.

          Notes - any or all of the Notes executed by the Issuer and authenticated by the Trustee in the form of Exhibit A attached hereto.

          Opinion of Counsel -- an opinion of outside counsel (which may from time to time serve as counsel for the Issuer, for the Trustee or for an Owner) reasonably acceptable to the Trustee, which opinion is in scope, form and substance reasonably satisfactory to the Trustee.

          Original Note - has the meaning as set forth in the First Supplemental Indenture.

          Outstanding -- when used with reference to Notes shall mean, as of any particular time, all Notes executed by the Issuer and authenticated and delivered by Trustee to the Depository under this Indenture, except:

               (a) Notes theretofore cancelled;

               (b) Notes for the payment or prepayment of which moneys in the necessary amount shall have been deposited in trust with the Trustee; and

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               (c) Notes in lieu of or in substitution for which other Notes shall have been delivered pursuant to the terms of this Indenture.

          Owner - A Person who is the owner of a beneficial interest in the Notes and who is registered as such with the Registrar as provided in
     Section 2.3.

          Owner Register - as defined in Section 2.3.

          Parent - Castle Brands, Inc., a Delaware corporation and owner of all the capital stock of Issuer.

          Parent Guaranty - Guaranty of even date herewith executed by the Parent to the Trustee for the benefit of the Owners.

          Payment Account - has the meaning set out in Section 4.1.

          Permitted Investments -- (a) direct obligations of the United States of America (including obligations issued or held in book-entry form on the books of the Department of the Treasury of the United States of America and certificates or other instruments evidencing ownership interests in such direct obligations of the United States of America such as CATS, TIGRS, Treasury Receipts and Stripped Treasury Coupons) which mature within one
     (1) year after the acquisition thereof; (b) obligations for which the timely payment of the principal thereof are fully guaranteed by the United States of America or the Federal Deposit Insurance Corporation, which mature within one (1) year after the acquisition thereof; (c) certificates of deposit of, or time deposits in, any bank (including any Trustee) or trust company organized under the laws of the United States of America or any state thereof whose unsecured obligations are accorded one of the two highest ratings by Standard & Poor's Ratings Services, a division of The McGraw Hill Companies, Inc. or Moody's Investors Service, Inc. and by Duff & Phelps Credit Rating Co. (if such unsecured obligations are rated by Duff & Phelps Credit Rating Co.) and which have at least Five Hundred Million Dollars ($500,000,000) of stated capital and surplus, maturing within ninety (90) days after the acquisition thereof; (d) readily marketable commercial paper of corporations doing business in and incorporated under the laws of the United States of America or any State thereof given on the date of the investment a credit rating of at least P-l by Moody's Investor Services, Inc., or A-1 by Standard & Poor's Ratings Services, a division of The McGraw Hill Companies, Inc. and D-1 by Duff & Phelps Credit Rating Co. (if Duff & Phelps Credit Rating Co. is then rating such commercial paper) in each case due within 90 days after the date of the making of the investment; and (e) investments in a money-market fund (including any fund for which a Trustee or any Affiliate of a Trustee serves as adviser or sponsor or otherwise receives compensation with respect to such fund) rated AAA or better by Standard & Poor's Ratings Services, a division of The McGraw Hill Companies, Inc. or Aaa by Moody's Investors Services, Inc. and having the equivalent rating from Duff & Phelps Credit Rating Co., if such investments are then rated by Duff & Phelps Rating Co. (or equivalent categories that may be established by such rating services).

          Person -- an individual, partnership, corporation, limited liability company, trust, unincorporated association or organization, government, governmental agency or governmental subdivision.

          Pledge Creditors -- has the meaning set out in Section 2.5

          Property -- any interest in any kind of property or asset, whether real, personal or mixed, and whether tangible or intangible.

          Registered Owner List - a list as of any day, certified by a Responsible Officer of the Registrar, setting forth the name, address, tax identification number, principal amount of Notes beneficially owned, amount of interest and principal payment due or coming due (if applicable), wire transfer instructions (if applicable) and any other information reasonably requested by the Trustee, with respect to each Owner of a Note.

          Registrar - the Person serving as registrar and transfer agent of the Issuer under Article 2 of this Indenture. Initially, the Parent shall be the Registrar. The provisions regarding resignation, removal and succession of the Trustee shall also apply to the resignation, removal and succession of the Registrar.

          Responsible Officer -- with respect to any corporation, the president, the chief executive officer, the chief financial officer, or the chief operating officer; and with respect to any Trustee which is a corporation or banking association, any vice president, corporate trust officer or other officer, in each case employed within the corporate trust department of such Trustee and who has direct supervisory responsibility for the administration of this Indenture.

          Security -- has the same meaning as in Section 2(1) of the Securities Act of 1933, as amended.

          Security Documents - means the (i) Collateral Agreement among the Company, the Collateral Agent and the Trustee, (ii) the Security Agreement (MHW, Ltd) between the Trustee and the Collateral Agent, and (iii) the General Security Agreement (Castle Brands [USA], Corp.) among the Company, the Collateral Agent and the Trustee, each originally dated as of June 1, 2004, and each being amended by a First Amendment of even date herewith.

          Stub Interest - interest accrued on a Note from the Closing Date on which it is first issued to but not including the next regularly scheduled Interest Payment Date of such Note.

          Supermajority of Owners -- at any time, Owners of sixty-six and 2/3 percent (66 2/3%) or more of the beneficial interest in the aggregate principal amount owed by the Issuer pursuant to all Notes then Outstanding.

          Trust Estate -- has the meaning set out in the granting clause hereof.

          Trustee -- has the meaning set out in the first paragraph of this Indenture. The Trustee shall also serve as paying agent.

          UCC -- the Uniform Commercial Code as in effect from time to time in the State of New York or in any other jurisdiction the laws of which are applicable to the Collateral.

          Written Request -- with respect to any Person a written order or request signed in the name of such Person by a Responsible Officer of such Person (if a corporation) or by a general or managing partner of such Person (if a partnership) or by the manager of such Person (if a limited liability company) or by the individual (if such Person is an individual).

                                    ARTICLE 2
                  FORM, EXECUTION, ISSUE AND DELIVERY OF NOTES

     2.1 Issue of Notes. The Issuer has authorized the issue and sale from time to time of a maximum of Ten Million Dollars ($10,000,000) aggregate original principal amount of its 9% Senior Secured Notes, Series 2004 due May 31, 2009. Physical Notes shall be issuable as fully registered Notes in the name of the Trustee for the benefit of the Owners. The Owners' beneficial interests in the Notes shall not be evidenced by physical certificates, but shall be registered and maintained by the Registrar in book-entry form.

     2.2 Authentication of Physical Notes; Denominations of Notes; Form;
Custody.

          (a) Authentication. Only such of the physical Notes as shall have been executed by a Responsible Officer of the Issuer and which bear thereon a certificate in the form of authentication set forth in Exhibit A executed by the Trustee, shall be valid, and the authentication by the Trustee upon any such Note executed on behalf of the Issuer as aforesaid shall be conclusive evidence that the Note so authenticated has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

          (b) Denominations. The Notes and the beneficial interests therein shall be issued from time to time in denominations of Five Thousand Dollars ($5,000) and multiples thereof.

          (c) Form. All physical Notes shall be issued in the form of the Notes attached hereto as Exhibit A, duly executed by the Issuer and authenticated by the Trustee as hereinabove provided. Each Note shall be dated its respective Closing Date.

          (d) Custody. The Trustee shall maintain custody of the physical Notes, and no physical Notes shall ever be issued other than in the name of the Trustee.

     2.3 Registration of Owners. The Registrar shall maintain a register (the "Owner Register"), showing the name, address, tax identification number, and the principal amount of the Notes beneficially owned (in denominations of $ 5,000 or multiples thereof) by (i) each Person to whom the Issuer has sold a beneficial interest in the Notes as certified to the Registrar by a Responsible Officer of the Issuer and (ii) each Person who is a transferee of a beneficial interest in the Notes pursuant to Section 2.7. The Person shown as an Owner on the Owner Register, as certified to the Trustee by the Registrar, shall be deemed and treated as the owner and holder of a Note for all purposes of this Indenture, and the Trustee shall not be affected by any notice or knowledge to the contrary.

     2.4 Exchange of Physical Notes. The Issuer shall execute and the Trustee shall authenticate and deliver, one or more new Notes payable to the Trustee in exchange therefor, of like tenor for a like aggregate principal amount in authorized denominations, such that the outstanding aggregate principal amount of physical Notes held by the Trustee is at all times equal to the outstanding aggregate principal amount of beneficial interests in the Notes owned by Owners. All physical Notes surrendered for exchange or replacement shall be canceled by the Trustee and delivered to the Issuer. If an Amended Note is issued in substitution and cancellation of an Original Note on any date other than an Interest Payment Date, the interest payable on such Amended Note on the next succeeding Interest Payment Date shall include all unpaid interest on the Original Note at


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the rate provided for in the Original Note accrued through the date of such
Original Note's cancellation as well as interest accrued on the Amended Note issued in replacement therefor at the rate provided for in the Amended Note from the date of its issuance to but not including such next succeeding Interest Payment Date.

     2.5 Pledges. With the permission of the Issuer which will not be unreasonably withheld, Owners may grant security interests in and pledge their beneficial interest in the Notes to secure obligations owed to third Persons ("Pledge Creditors"). Upon receiving a Written Request from the Issuer and the Owner to register a grant of a security interest in the Owner's beneficial interest in the Notes, the Registrar shall note in the Owner Register the name of the Pledge Creditor, its address and tax identification number, the name of the Owner and principal amount of beneficial interest in the Notes owned by Owner and which have been pledged to the Pledge Creditor. Upon acceptance of such Written Request and, except to the extent that the Owner, Pledge Creditor, Issuer and Registrar have otherwise agreed in writing, the Pledge Creditor shall be treated as the registered owner for all purposes of this Indenture and shall be in control of the Notes so noted on the Owner Register.

     2.6 Proof of Ownership. Beneficial ownership interests in the Notes will not be certificated or represented by negotiable instruments, but will be maintained by the Registrar and transferred by book-entry procedures in accordance with Article 8 of the UCC and the Securities Transfer Association Rules. The Registrar shall mail a statement of ownership to each initial Owner and to each Person who subsequently becomes an Owner within three (3) Business Days following entry of such Owner's name on the Owner Registry. If any Owner or Pledge Creditor desires proof of ownership of its beneficial interest or of the registration of its security interest in the Notes, the Registrar shall, upon receiving a Written Request therefor from the Owner or Pledge Creditor, certify as of the date requested the principal amount of beneficial interest in the Notes owned by such Owner or pledged to such Pledge Creditor.

     2.7 Transfer of Beneficial Interest in the Notes. Any Owner of a Note may transfer all or part of its beneficial interest in the Notes in increments of $5,000 by delivering to the Issuer, with a copy to the Registrar, a written instruction requesting registration of transfer in the form attached hereto as Exhibit B ("Transfer of Registration Request"), appropriately completed and duly executed by the Owner and its proposed transferee. Upon receiving such Transfer of Registration Request approved by a Responsible Officer of the Issuer, the Registrar shall amend the Owner Register by deducting from the transferor Owner's account the principal amount of beneficial interest in the Notes to be transferred pursuant to the Transfer of Registration Request and crediting the account of the transferee Owner with such principal amount so transferred. NEITHER THE ISSUER NOR THE REGISTRAR SHALL BE REQUIRED TO REGISTER THE TRANSFER OF ANY BENEFICIAL INTEREST IN THE NOTES UNLESS, IN THE REASONABLE JUDGMENT OF THE ISSUER AND (UNLESS WAIVED) IN RELIANCE UPON AN OPINION OF COUNSEL ACCEPTABLE TO IT, SUCH TRANSFER IS NOT IN VIOLATION OF ANY SECURITIES, ALCOHOLIC BEVERAGE OR OTHER APPLICABLE LAWS.

     2.8 Valid Obligations. All Notes executed, authenticated and delivered in exchange for, or in replacement of, other Notes as provided in this Indenture shall be the valid obligations of the Issuer, evidencing the same debt as such other Notes, shall be entitled to the benefits of this Indenture and Security Documents to the same extent as the Notes in exchange for or replacement of which they were executed and delivered, and the rights of Owners of the beneficial interests in the Notes to payments with respect thereto and to the benefits and privileges of this Indenture and the Security Documents shall not be affected by such exchange or replacement.

     2.9 Execution and Delivery. The Notes may be typewritten, printed or lithographed or produced by any other means acceptable to the Trustee, and shall be signed on behalf of the Issuer by the manual signature of one of its Responsible Officers. In the case that any of the officers who shall have signed or sealed any of the Notes shall cease to be such officer or officers of the Issuer before the Notes so signed shall have been delivered by or on behalf of the Issuer, such Notes may nevertheless be delivered and issued and, upon such delivery and issue, shall be binding upon the Issuer as though those who signed or sealed the same had continued to be such officer or officers.

     2.10 Payments. All payments of interest, principal and other amounts due on the Notes shall be made by the Issuer to the Trustee, and by the Trustee in turn to the Owners, proportionate to the principal amount of Notes owned by each as shown on the Owner Register; provided however, if more than one Note shall be issued on different Closing Dates, then the Stub Interest due on each Note shall be paid only to those Owners certified by the Registrar as the Owners of each such Note. All payments of interest and principal on the Notes shall be made by the Issuer to or upon the order of the Trustee on the dates and at the times provided for such payment under this Indenture and the Notes by transfer of immediately available funds. Provided that the Trustee has received timely sufficient funds from the sources described in this Indenture to make such payment and a Registered Owner List, each such payment to the Trustee shall be valid and effective to fully satisfy and discharge all liability of the Issuer with respect to its liability on the Notes to the extent of the sum or sums so paid.

                                    ARTICLE 3
                       PAYMENTS OF INTEREST AND PRINCIPAL

     3.1 Payment by Issuer. The Issuer shall pay all amounts due with respect to the Notes (without any presentment of any such Notes and without any notation of such payment being made thereon) in lawful money of the United States of America to the Trustee as provided for in this Indenture. In any case where the date of maturity of principal of, and interest on, the Notes or the date fixed for any prepayment (in whole or in part) of the Notes is not a Business Day, then payment of such principal of, and interest on, the Notes need not be made on such date but in no event shall be made later than the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Maturity Date or the date fixed for such prepayment. Each Owner agrees that the Trustee, in its individual capacity, shall not be liable to the Owner of any Note for any amounts payable under any Note or this Indenture. The Notes may be prepaid at any time without premium or penalty.

     3.2 Issue Taxes. The Issuer will pay all taxes, assessments and charges in connection with the issuance and sale of the Notes by the Issuer and in connection with any modification of the Notes and will save the Trustee and each holder of any Note harmless without limitation as to time against any and all liabilities with respect to all such taxes. The obligations of the Issuer under this Section 3.2 shall survive the payment or prepayment of the Notes and the termination of this Indenture.

     3.3 Required Payments.

          (a) Principal and Interest. Accrued interest on the Notes shall be due and payable (i) on each Interest Payment Date, (ii) on the date of any prepayment of any Note being prepaid, (iii) on the Maturity Date and (iv) upon acceleration of the Notes pursuant to Article
7. If not earlier prepaid at the discretion of the Issuer, all principal on the Notes is due on the Maturity Date.

          (b) Amortization Schedules. No principal on the Notes is required to be paid, deposited or reserved by the Issuer pursuant to any amortization or sinking fund schedule, all principal on the Notes being due on the Maturity Date.

          (c) Record Dates for Payments to Owners. All payments of principal and interest shall be made to Persons who are Owners as set out on the Owner Register on the fifteenth (15th) day, whether or not a Business Day, preceding the date when such payment is due (each such date being a "Record Date").

     3.4 Registered Owner List. The Registrar shall deliver a Registered Owner List to the Trustee at least ten (10) days prior to the date on which any payment is to be made, any communication is to be delivered, or any other action or thing is to be taken, by the Trustee with respect to the Owners. With respect to any payments, the Registered Owner List shall reflect the Owners of the Notes as of the pertinent Record Date, and the Trustee shall be entitled to rely conclusively upon such Registered Owner List in effecting payment. Upon receiving a Written Request from the Trustee, the Registrar shall deliver a Registered Owner List to the Trustee on the next succeeding Business Day.

                                    ARTICLE 4
                                    ACCOUNTS

     4.1 Payment Account. The Trustee shall establish an account styled the "Payment Account" (the "Payment Account") subject to the Trustee's sole dominion and control. All funds representing payments for interest and principal on the Notes received by the Trustee from the Issuer and by transfers from the Collection Account pursuant to Section 4.2 below shall be credited to the Payment Account and shall be applied toward payment of interest and principal on the Notes. The Issuer shall have no obligation to maintain any minimum or reserve amounts in the Payment Account.

     4.2 Collection Account. Upon the occurrence of an Event of Default and the exercise by the Trustee of any rights or remedies under Article 7 of this Indenture, the Trustee shall establish an account styled the "Collection Account" (the "Collection Account") subject to the Trustee's sole dominion and control. Each payment received by the Trustee pursuant to any of the provisions of the Security Documents, in connection with the Collateral or the Parent Guaranty shall be deposited by the Trustee in the Collection Account, shall be held in trust by it as part of the Trust Estate and shall be applied pursuant to the provisions of Section 5.2 below. From time to time the Trustee may, and upon receiving written direction from a Supermajority of Owners shall, transfer all or part of funds credited to the Collection Account to the Payment Account to effect payment to Owners.

                                    ARTICLE 5
              RECEIPT, DISTRIBUTION AND APPLICATION OF TRUST ESTATE

     5.1 Application of the Payment Account When No Event of Default is Continuing. So long as no Event of Default shall have occurred and be continuing, the Trustee shall apply any amounts in the Payment Account as follows:

          first, to the accrued unpaid interest due and payable to the Owners allocated pursuant to Section 5.4; and

          second, to the principal due at maturity and upon prepayments of principal, if any, allocated pursuant to Section 5.4, and third, the balance, if any, of such payment remaining shall be distributed to the Issuer or its assigns.

     5.2 Application of Payments During Continuance of an Event of Default. All monies held or realized in connection with the Security Documents, the Collateral or the Parent Guaranty, or otherwise by the Trustee or the Collateral Agent after an Event of Default shall have occurred and be continuing, as well as all payments or amounts thereafter received by the Trustee as part of the Trust Estate while any such Event of Default shall be continuing, shall be applied by the Trustee as follows:

          first, so much of such monies, payments or amounts as shall be required to reimburse the Trustee and the Collateral Agent for their services and the costs and expenses of foreclosure or suit, if any, and the retaking, holding, preparing for sale, liquidation or other disposition of the Collateral and reasonable attorneys fees and legal expenses incurred by the Trustee;

          second, to any Owners for all theretofore unreimbursed payments paid by the then existing or prior Owners pursuant to any indemnity or security furnished to the Trustee shall be distributed to such Owners ratably, without priority of one over the other, in the proportion that the amount of each such unreimbursed payment of each such Owner bears to the aggregate amount of all such unreimbursed payments by all such Owners;

          third, so much of such monies, payments or amounts remaining as shall be required to pay the unpaid principal balance due on all Outstanding Notes, plus all accrued and unpaid interest thereon, shall be distributed to the Owners of such Notes without priority of one such Owner over another, and allocated pursuant to Section 5.4; and

          fourth, the balance, if any, of such monies, payments or amounts shall be distributed to the Issuer or its assigns.

     5.3 Amounts Held by Trustee. Any amounts held by the Trustee in the Payment Account or Collection Account, or pursuant to any other provision hereof or any provision of any Security Document and which have not been applied or distributed pursuant to the other provisions of this Indenture, may, upon Written Request of the Issuer (or upon oral request of the Issuer, promptly confirmed in writing), be invested by the Trustee from time to time in Permitted Investments. All Permitted Investments shall be held in the name of the Trustee and control thereof shall be maintained by the Trustee as provided in Section 8-106 of the UCC. Unless otherwise expressly provided in this Indenture, any income realized as a result of any such Permitted Investment, net of the Trustee's reasonable fees and expenses in making such Permitted Investment, shall be held and applied by the Trustee in the same manner as the principal amount of such Permitted Investment is to be applied and any losses, net of earnings and such reasonable fees and expenses, shall be charged against the principal amount invested. The Trustee shall not be liable for any loss resulting from any investment required to be made by it under this Indenture other than by reason of its willful misconduct or negligence, and any such investment may be sold (without regard to its maturity or whether it is sold at a loss) by the Trustee without instructions whenever the Trustee reasonably believes that such sale is necessary to make a payment required by this Indenture.

     5.4 Allocation of Payments. Except for Stub Interest which shall be paid as set forth in Section 2.10, each payment applied to the Outstanding Notes pursuant to Articles 3, 4 or 5 shall be allocated among the Owners in proportion to the respective outstanding principal amounts owed to each such Owner by the Issuer. Following an Event of Default, to the extent permitted by applicable law, the Trustee shall report all payments to Owners as first being applied to reduce principal, and if all principal due on the Notes has been paid, as next being applied to reduce accrued interest due on the Notes.

     5.5 Method of Payment to Owners. The principal of and interest on the Notes and all other amounts payable to the Owners of the Notes pursuant to this Indenture will be payable at the office of the Trustee in United States dollars in immediately available funds on the due date thereof. Owners of Notes aggregating $500,000 or more in principal amount desiring payment in immediately available funds may provide wire transfer information to the Registrar in writing on or prior to the record date for such payment. The Registrar shall be responsible for timely communicating wire transfer instructions to the Trustee along with the Registered Owner List. Otherwise, the Trustee will effect delivery, unless the Owner otherwise requests in writing to accept payment at the office of the Trustee, of all amounts payable to such Owner by means of a check or draft from a depository banking account maintained with the Trustee in its individual capacity, mailed first class to such Owner to its address shown on the Registered Owner List.

                                    ARTICLE 6
                           EVIDENCE OF ACTS OF OWNERS

     6.1 Execution by Note Owners or Agents. Any request, consent, demand, authorization, direction, notice, waiver or other action provided by this Indenture to be given or taken by Owners of the Notes may be embodied in and evidenced by one or more instruments of substantially similar tenor and may be signed or executed by such Owners in person or by agent or agents duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Issuer.

     6.2 Future Owners Bound. Any request, consent, demand, authorization, direction, notice, waiver or other action of Owners shall bind every future Owner in respect of anything done or suffered to be done by the Trustee or the Issuer in pursuance of such action irrespective of any representations made to or information received by such future Owner from any Person.

                                    ARTICLE 7
                          INDENTURE DEFAULTS - REMEDIES

     7.1 Indenture Events of Default. One or more of the following events shall constitute an " Event of Default":

          (a) the Issuer shall default in the payment or prepayment when due of any principal of or interest on any Note and such default shall continue unremedied for a period of twenty (20) Business Days; or

          (b) any representation, warranty or certification at any time made herein or in any Security Document or any certificate furnished to the Trustee or Collateral Agent pursuant to the provisions hereof or any Security Document, shall prove to have been materially false or misleading as of the time made or furnished, or the Issuer shall default in the performance of any of its other material obligations hereunder or under the Security Documents, and such misstatement, breach or default shall continue unremedied by Issuer (or shall continue unwaived by the Majority of Owners) for a period of sixty (60) days after notice thereof has been given by the Trustee to the Issuer; or

          (c) the Issuer shall admit in writing its inability to pay its debts as such debts become due; or

          (d) the Issuer shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its Property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the United States Bankruptcy Code (as now or hereafter in effect), (iv) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up, liquidation or composition or readjustment of debts, or (v) fail to oppose in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the United States Bankruptcy Code, or (vi) take any corporate action for the purpose of effecting any of the foregoing; or

          (e) a proceeding or case shall be commenced, without the application or consent of the Issuer, in any court of competent jurisdiction, seeking (i) its liquidation, reorganization, dissolution or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of the Issuer of all or any substantial part of its assets, or (iii) similar relief in respect of the Issuer under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of ninety (90) days; or (iv) an order for relief against the Issuer shall be entered in an involuntary case under the United States Bankruptcy Code.

     7.2 Acceleration of Notes.

          (a) Acceleration by Trustee. If an Event of Default has occurred and is continuing, the Trustee may, and at the written direction of a Supermajority of Owners shall, declare the entire principal of and all interest accrued on all the Notes then Outstanding to be, and such Notes shall thereupon become, immediately due and payable together with all interest accrued thereon. In such case, all Outstanding Notes shall become due and payable without any presentment, demand, protest, notice of protest, notice of acceleration or intention to accelerate or any other notice or declaration of any kind, all of which are hereby expressly waived by the Issuer, and the Issuer will forthwith pay to the Trustee for the benefit of all Owners of the Notes then Outstanding the entire principal of and interest accrued on the Notes.

          (b) Nonwaiver and Expenses. No course of dealing on the part of the Owners or Trustee or any delay or failure on the part of any Owner or the Trustee to exercise any right shall operate as a waiver of such right or otherwise prejudice any of their rights, powers and remedies.

     7.3 Annulment of Acceleration of Notes. If a declaration of acceleration is made pursuant to Section 7.2 by the Trustee, then a Majority of Owners may, by written instrument filed with the Issuer and the Trustee, rescind and annul such declaration. If a declaration of acceleration is made pursuant to Section 7.2 at the written direction of a Supermajority of Owners, then a Supermajority of Owners may, by written instrument filed with the Issuer and the Trustee, rescind and annul such declaration, and the consequences thereof; provided, that no such rescission and annulment shall (i) extend to or affect any subsequent Event of Default or (ii) impair any right in connection therewith.

     7.4 Default Remedies. If an Event of Default exists,

          (a) the Trustee may, and upon receiving a written direction of a Supermajority of Owners shall, (i) exercise all of the rights and remedies granted to such Trustee hereunder, and/or (ii) by itself, or by direction given to the Collateral Agent cause it to, exercise all of the rights and remedies granted under each of the Security Documents, and/or (iii) by itself, or by direction given to the Collateral Agent cause it to, exercise all of the rights and remedies of a secured party under the Uniform Commercial Code. The Trustee or the Collateral Agent on behalf of the Trustee may take possession of all or any part of the Collateral to the exclusion of the Issuer and all Persons claiming under the Issuer; and

          (b) the Trustee may itself or by direction given to the Collateral Agent exercise all other rights and remedies permitted by law or in equity.

     7.5 Other Enforcement Rights.

          (a) The Trustee may, but unless first requested so to do by a Supermajority of Owners and furnished with indemnity reasonably satisfactory to it pursuant to Article 10 hereof shall not (subject to the provisions of Section 10.1) be under any obligation to, proceed to protect and enforce this Indenture, the Notes, the Parent Guaranty and any Security Document by suit or suits or proceedings in equity, at law or in bankruptcy, and whether for the specific performance of any covenant or agreement herein or therein provided, or for foreclosure or orderly liquidation thereunder, or for the appointment of a receiver or receivers for the foreclosure thereunder, or for the appointment of a receiver or receivers for the Trust Estate or other Collateral or any part thereof, for the recovery of judgment for the obligations hereby secured or for the enforcement of any other proper, legal or equitable remedy available under applicable law.

          (b) In case an Event of Default has occurred and is continuing and there shall be pending any case or proceedings for the bankruptcy or for the reorganization or arrangement of the Issuer, the Trustee may file such proof of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and of the Owners allowed in any judicial proceedings relative to the Issuer, irrespective of whether the principal of all of the Notes shall then be due and payable as therein expressed, by proceedings for the prepayment thereof, by declaration or otherwise, the Trustee shall be entitled and empowered to file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Notes, and any other sum or sums owing thereon or pursuant thereto or pursuant hereto, and to collect and receive any or other Property payable or deliverable on any such claim, and to distribute the same as provided in Section 5.3; and any receiver, custodian, assignee or trustee in bankruptcy, trustee or debtor in reorganization or trustee or debtor in any proceedings for the adoption of an arrangement is hereby authorized by each Owner, to make such payments to the Trustee, and, in the event that the Trustee shall consent to the making of such payments directly to the Owners, to pay to the Trustee any amount due it for compensation and expenses, including reasonable external counsel fees, incurred by it up to the date of such distribution; provided, however, that nothing herein contained shall be deemed to authorize or empower the Trustee to consent to accept or adopt, on behalf of any Owner, any plan of reorganization or readjustment of the Issuer affecting the Notes or the rights of any Owner, or to authorize or empower the Trustee to vote in respect of the claim of any Owner in any such proceedings.

          (c) The Issuer hereby irrevocably appoints the Trustee and the Collateral Agent as the Issuer's attorney-in-fact and proxy, with full authority in the place and stead of the Issuer and in the name of the Issuer or otherwise, from time to time during the continuance of an Event of Default in the Trustee's discretion, to take any action and to execute any instrument which the Trustee may deem necessary or advisable to accomplish the purposes of this Indenture or the Security Documents, including, without limitation: (a) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for monies due and to become due under or in respect of any of the Collateral; and (b) to file any claims or take any action or institute any proceedings which the Trustee may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Trustee with respect to any of the Collateral. Without limiting the generality of the foregoing, the Trustee and the Collateral Agent shall have the right to receive, collect and endorse all checks made payable to the Issuer or the Issuer's order. If the Issuer fails to perform any act or to take any action which hereunder or under any Security Document the Issuer is required (or has the right) to perform or take, or to pay any money which hereunder or under any other Security Document the Issuer is required to pay, the Trustee and\or the Collateral Agent, in the Issuer's name or in its own name, may (but shall not be obligated to) following notice to the Issuer perform or cause to be performed such act or take such action or pay such money, and any expenses so incurred, and any money so paid by the Trustee and\or the Collateral Agent, shall be a demand obligation owing by the Issuer and shall bear interest from the date of making such payment until paid at the Default Rate. Upon making any such payment, the Trustee and\or Collateral Agent shall be subrogated to all of the rights of the Person receiving such payment, which rights will be held by the Trustee and\or Collateral Agent to secure the obligations secured hereby.

          (d) Anything in this Indenture to the contrary notwithstanding, a Supermajority of Owners shall have the right, at any time, by an instrument or instruments in writing, executed and delivered to Trustee and\or Collateral Agent, after providing indemnity satisfactory to the Trustee and Collateral Agent, to direct the method and place of conducting all proceedings to be taken by the Trustee and\or Collateral Agent in connection with the enforcement of the terms and conditions of this Indenture and the Security Documents; provided, however, that such direction shall not violate the express provisions of this Indenture or applicable law.

     7.6 Effect of Sale, etc.

          (a) Any sale or sales pursuant to the provisions hereof or of any other Security Document, whether under the power of sale granted hereby or thereby or pursuant to any legal proceedings, shall operate to divest the Issuer of all right, title, interest, claim and demand whatsoever, either at law or in equity, of, in and to the Trust Estate or other Collateral, or any part thereof, so sold, and any Property so sold shall be free and clear of any and all rights of redemption by, through or under the Issuer. At any such sale, any Owner may bid for and purchase the Property sold and may make payment therefor as set forth below, and any Owner so purchasing any such Property, upon compliance with the terms of sale may hold, retain and dispose of such Property without further accountability.

          (b) The receipt by any Trustee, or by any Person authorized under any judicial proceedings to make any such sale, of the proceeds of any such sale shall be a sufficient discharge to any purchaser of the Trust Estate or other Collateral, or of any part thereof, sold as aforesaid; and no such purchaser shall be bound to see to the application of such proceeds, or be bound to inquire as to the authorization, necessity or propriety of any such sale.

     7.7 Restoration of Rights and Remedies. If the Trustee shall have instituted any proceeding to enforce any right or remedy under this Indenture or under any other Security Document and such proceeding shall have been discontinued or abandoned for any reason, or shall have been determined adversely to such Trustee, then and in every such case such Trustee, the Issuer and the Owners of the Notes shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder or under any Security Document, and thereafter all rights and remedies of such Trustee shall continue as though no such proceeding had been instituted.

     7.8 Application of Sale Proceeds and Deficiency. The proceeds of any exercise of rights with respect to the Trust Estate or any other Collateral, or any part thereof, and the proceeds and the avails of any remedy hereunder shall be deposited with the Trustee and applied as described in Sections 4.2 and 5.2. In the event that at any time and from time to time the payments then collected by the Trustee and the proceeds of any sale, collection or realization of or upon Collateral are insufficient to pay all the obligations secured by this Indenture, the Issuer shall be liable for the deficiency, together with interest thereon at the Default Rate, together with the costs of collection and the reasonable fees and disbursements of any attorneys employed to collect such deficiency.

     7.9 Cumulative Remedies. No delay or omission of the Trustee, the Collateral Agent or of any one or more of the Owners to exercise any right or power hereunder or under any Security Document in connection with any Event of Default or failure of performance on the part of the Issuer shall exhaust or impair any such right or power or prevent its exercise during the continuance of Event of Default. No waiver by any Trustee, the Collateral Agent, or the Owners, of any such Event of Default, whether such waiver be full or partial, shall extend to or be taken to affect any subsequent default, or to impair the rights resulting therefrom except as may be otherwise expressly provided herein. No remedy hereunder or under any Security Document is intended to be exclusive of any other remedy but each and every remedy shall be cumulative and in addition to any and every other remedy given hereunder or under any Security Document or otherwise existing; nor shall the giving, taking or enforcement of any other or additional security, any guarantees or the Collateral for the payment of the obligations secured under this Indenture operate to prejudice, waive or affect the security of this Indenture or any Security Document or any rights, powers or remedies hereunder or under any Security Document, nor shall the Trustee, the Collateral Agent or any Owner be required to first look to, enforce or exhaust such other or additional security, Collateral or guaranties. All covenants, conditions, provisions, warranties, guaranties, indemnities and other undertakings of the Issuer contained in this Indenture, or in any document referred to herein or in any agreement supplementary hereto or in any Security Documents shall be deemed cumulative to and not in derogation or substitution of any of the terms, covenants, conditions, or agreements of the Issuer herein contained. To the extent of overlap of any security interest or lien granted hereunder or under any Security Document on any particular Collateral, the Trustee may elect to exercise or cause the Collateral Agent to exercise rights and remedies under either or, if appropriate, both of such security interests or liens.

     7.10 Limitations on Suits. No Owner shall have the right to institute any suit, action or proceeding at law or in equity, for the enforcement of any trust or power granted to the Trustee under this Indenture or any Security Document or for any other remedy under or upon this Indenture, the Notes, or any Security Document, unless (a) a Supermajority of Owners shall have made Written Request upon the Trustee to exercise the powers herein granted or to institute such action, suit or proceeding in its own name; (b) such Owners shall have offered to the Trustee the security and indemnity reasonably satisfactory to it as provided under Section 10.3(f); and (c) the Trustee shall have refused or failed to comply with such Written Request for a period of thirty (30) days after such Written Request shall have been received by it. Such notification, request, offer of indemnity and refusal or failure are hereby declared, in every case, to be conditions precedent to the exercise by any Owner of any remedy hereunder; it being understood and intended that no one or more Owners of Notes shall have any right in any manner whatever by its or their action to enforce any right under this Indenture, the Notes or any Security Document, except in the manner herein provided, and that all judicial proceedings to enforce any provision of this Indenture, the Notes or any other Security Document shall be instituted, had and maintained in the manner herein or any other Security

Document provided and for the equal and proportionate benefit of all Owners of the Outstanding Notes.

                                    ARTICLE 8
                              AFFIRMATIVE COVENANTS

     The Issuer covenants and agrees that until payment in full of all Notes issued hereunder:

     8.1 Financial Statements. The Issuer shall, at its sole expense, deliver, or shall cause to be delivered, to the Registrar for distribution to the Owners, as reflected on the most recent Registered Owners List, with a copy to the
Trustee:

          (a) Within 120 days after the end of each fiscal year of the Issuer the audited statements of operations, stockholders' equity and cash flow, of the Issuer for such fiscal year, and the related balance sheet of the Issuer as at the end of such fiscal year, and setting forth in each case in comparative form the corresponding figures for the preceding fiscal year, accompanied by (i) the related opinion of independent public accountants then engaged by the board of directors of the Company to conduct its annual audit.

          (b) Within 60 days after the end of each of the first three fiscal quarterly periods of each fiscal year of the Issuer the unaudited statements of operations and cash flows of the Issuer for such period and for the period from the beginning of the respective fiscal year to the end of such period, and the related balance sheets as at the end of such period, and setting forth in each case in comparative form the corresponding figures for the corresponding period in the preceding fiscal year, prepared in accordance with GAAP, as at the end of, and for, such period (subject to normal year-end audit adjustments).

          (c) The Trustee shall not be under any duty to check or verify any financial statements, cash flows, balance sheets or other reports furnished pursuant to this section, or to check, verify or compare any of such statements or reports previously or subsequently furnished, its sole duty with respect thereto being to distribute same to the Owners upon Written Request.

     8.2 Existence, Compliance and Insurance. The Issuer shall: (i) preserve and maintain its corporate existence and all of its material rights, privileges, licenses and franchises reasonably necessary for the conduct of its business as determined in good faith by its board of directors; (ii) keep proper books of record and account; (iii) comply with relevant Governmental Requirements if failure to comply with such requirements would have a material adverse effect on the financial condition of the Issuer; (iv) pay and discharge, or make appropriate reserves for, all material taxes, Liens, assessments and governmental charges or levies imposed on it or on its income or profits or on any material part of its Property except for any such tax, Lien, assessment, charge, levy, account payable or claim, the payment of which is being Contested In Good Faith; (v) permit the Trustee or a representative of a Majority of Owners to visit and inspect, under the Issuer's guidance, any of the material Properties of the Issuer, and to examine all of its books of account, records, reports and other relevant papers; and (vi) keep, or cause to be kept, insured all material Property of a character usually insured by Persons engaged in the same or similar business similarly situated against loss or casualty.

     8.3 Further Assurances. The Issuer will cure promptly any defects in the creation and issuance of the Notes and the execution and delivery of the Security Documents and this Indenture. The Issuer at its expense will promptly execute and deliver or cause to be executed or delivered to the Trustee upon request all such other documents, agreements (including, without limitation, account control agreements) and instruments to comply with or accomplish the covenants and agreements of the Issuer in the Security Documents and this Indenture, or to further evidence and more fully describe the Collateral intended as security for the Notes, or to correct any omissions in the Security Documents, or to state more fully the security obligations set out herein or in any of the Security Documents, all as may be necessary or appropriate in connection therewith.

     8.4 Performance of Obligations. The Issuer will pay the Notes according to the reading, tenor and effect thereof; and the Issuer will perform every act and discharge all of the obligations to be performed and discharged by it under the Security Documents.

     8.5 Filings to Perfect Security Interests. The Issuer will cause this Indenture, any and all supplemental indentures, mortgages, security agreements, instruments of further assignment, financing statements and continuation statements at all times to be kept recorded and filed in such manner and in such places as may be required by law to fully preserve and protect the rights of the Owners and the Trustee hereunder and of the Trustee and Collateral Agent under the Security Documents. The Issuer will, at its expense and at any time and from time to time, promptly execute and deliver or cause to be executed or delivered all further instruments and documents and take all further action that may be necessary or desirable or that the Trustee may request in order to (a) perfect and protect the Liens and other rights created or purported to be created by the Security Documents; (b) enable the Trustee and/or Collateral Agent to exercise and enforce its rights and remedies hereunder in respect of the Collateral; or
(c) otherwise effect the purposes of this Indenture and the Security Documents, including, without limitation: (i) executing and filing such supplements to this Indenture and such financing or continuation statements (or amendments thereto) as may be necessary or desirable or that the Trustee may reasonably request in order to perfect and preserve the Liens created or purported to be created hereby or thereby; and (ii) furnishing to the Trustee from time to time such other information in connection with the Collateral as the Trustee may reasonably request, all in reasonable detail.

                                    ARTICLE 9
                               NEGATIVE COVENANTS

     The Issuer covenants and agrees that, until payment in full of Notes issued hereunder, all interest thereon and all other amounts payable by the Issuer hereunder, without the prior written consent of the Required Owners:

     9.1 Mergers, Etc. The Issuer will not merge into or with or consolidate with any other Person, or sell, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its Property to any other Person unless (i) such Person is an entity created under the laws of the United States of America or one of its states, (ii) such Person assumes in writing all obligations of the Issuer under this Indenture, the Notes and the Security Documents, and (iii) this Indenture and the Notes continue to be in full force and effect.

     9.2 Proceeds of Notes. Neither the Issuer nor any Person acting on behalf of the Issuer has taken or will take any action which might cause any of the Security Documents to violate

Regulation T, U or X or any other regulation of the Board of Governors of the Federal Reserve System.

     9.3 Transactions with Affiliates. The Issuer will not enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of Property or the rendering of any service, with any Affiliate unless such transactions are otherwise permitted under this Indenture or the Security Documents and are upon fair and reasonable terms no less favorable to it than it would obtain in a comparable arm's length transaction with a Person not an Affiliate.

     9.4 Jurisdiction of Incorporation. The Issuer shall not change the jurisdiction of its incorporation to another jurisdiction unless the Issuer has given the Trustee not less than 60 days prior written notice and the Issuer has complied with Section 8.5 above and the Security Documents to continue the perfection of the security interests in the Collateral in such other jurisdiction.

                                   ARTICLE 10
                                   THE TRUSTEE

     10.1 Certain Duties and Responsibilities of Trustee.

          (a) Except during the continuance of an Event of Default of which the Trustee has or is deemed to have notice hereunder:

               (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

               (ii) in the absence of bad faith on its part, the Trustee may conclusively rely as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to such Trustee and conforming to the requirements of this Indenture or Security Documents; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

          (b) In case an Event of Default has occurred and is continuing of which the Trustee has or is deemed to have notice, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and under each of the Security Documents for the benefit of the Owners, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

          (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligence or its own willful misconduct, except that:

               (i) the Trustee shall not be liable for any error of judgment made in good faith by an officer of the Trustee unless it shall be proved that the Trustee was negligent in ascertaining material facts; and

               (ii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith after an Event of Default shall have occurred in accordance with the direction of a Majority or Supermajority of Owners, as applicable, relating to the method and place of conducting any proceeding for any remedy available to the Trustee.

          (d) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          (e) Whether or not therein expressly so provided, every provision of this Indenture and any Security Documents relating to the conduct or affecting the liability of or affording protection to any Trustee shall be subject to the provisions of this Section 10.1.

     10.2 Trustee's Compensation and Expenses. The Issuer hereby covenants and agrees:

          (a) to pay to the Trustee compensation for all services rendered by it hereunder and under the Security Documents to which the Trustee is a party in accordance with terms agreed to from time to time (which compensation shall not be limited by any provision of law regarding compensation of a trustee of an express trust);

          (b) to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture, any other agreement relating to the Notes to which it is a party or in complying with any request by the Borrower with respect to the Notes, including the reasonable compensation, expenses and disbursements of its agents and counsel, except any such expense, disbursement or advance attributable to the Trustee's negligence or bad faith; and

          (c) to indemnify, defend and hold the Trustee and its directors, officers, employees and agents (collectively with the Trustee, the "Indemnitees") harmless from and against every loss, liability or expense, including without limitation damages, fines, suits, actions, demands, penalties, costs, out-of-pocket or incidental expenses, legal fees and expenses, the allocated costs and expenses of in-house counsel and legal staff and the costs and expenses of defending or preparing to defend against any claim (collectively, "Losses"), that may be imposed on, incurred by, or asserted against, any Indemnitee for or in respect of the Trustee's (1) execution and delivery of this Indenture and the Security Documents, (2) compliance or attempted compliance with or reliance upon any instruction or other direction upon which the Trustee is authorized to rely pursuant to the terms of this Indenture, and (3) performance of any act or duty under this Indenture or the Security Documents, except in the case of such performance only and with respect to any Indemnitee to the extent that such Losses resulted from such Indemnitee's negligence or willful misconduct.

     In the event the Trustee incurs expenses or renders services in any proceedings which result from the occurrence or continuance of an Event of Default under Sections 7.1(d) or 7.1(e), the expenses so incurred and compensation for services so rendered are intended to constitute expenses of administration under the United States Bankruptcy Code or equivalent law.

     As security for the performance of the obligations of the Borrower under this Section, the Trustee shall have a lien prior to the lien securing the Notes, which it may exercise through a right of setoff, upon all property or funds held or collected by the Trustee pursuant to this Indenture. The obligations of the Borrower to make the payments described in this Section shall survive discharge of this Indenture, the resignation or removal of the Trustee and payment in full of the Notes.

     10.3 Certain Rights of Trustee. Except as otherwise provided in Section
10.1:

          (a) The Trustee shall not be responsible for any recitals herein or for insuring all or any portion of the Trust Estate nor shall the Trustee be bound to ascertain or inquire as to the performance or observance of any covenants, conditions or agreement contained herein. Except in the case of an Event of Default of which a Responsible Officer of the Trustee has actual knowledge, the Trustee shall be deemed to have knowledge of an Event of Default only upon receipt of written notice thereof from the Issuer or any Owner.

          (b) The Trustee makes no representation, or warranty as to the validity, sufficiency or enforceability of this Indenture, the Notes, or any Security Documents, or as to the title, operation, merchantability or fitness for use, value of the Collateral or any substitute therefor. The Trustee shall not be accountable to any Person for the use or application of any of the Notes of the proceeds thereof or for the use or application of any Collateral or the proceeds thereof which shall be released from the Lien and security interest in accordance with the provisions of this Indenture and the Security Documents.

          (c) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice request, direction, consent, order, bond, note or other paper or document believed by it, in good faith, to be genuine and to have been signed or presented by the proper party or parties.

          (d) Any request, direction or authorization by the Issuer shall be sufficiently evidenced by a request, direction or authorization in writing, delivered to the Trustee, and signed in the name of such party by a Responsible Officer; and any resolution of the Board of Directors of the Issuer or any committee thereof shall be sufficiently evidenced by a copy of such resolution certified by its Secretary or an Assistant Secretary to have been duly adopted and to be in full force and effect on the date of such certification, and delivered to such Trustee.

          (e) The Trustee may consult with counsel, appraisers, accountants and other skilled persons to be selected by such Trustee, and the written advice of any thereof shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

          (f) The Trustee shall not be under any obligation to take any action to protect, preserve or enforce any rights or interests in the Collateral or to take any action towards the execution or enforcement of the trusts hereunder or under the Security Documents or the Parent Guaranty, whether on its own motion or on the request or direction of any other Person, unless the Issuer or one or more Owners shall offer and furnish security or indemnity reasonably satisfactory to the Trustee as to its terms, coverage, duration, amount and otherwise with respect to the costs, expenses and liabilities which may be incurred by it in compliance with such request or direction.

          (g) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document, unless requested in writing to do so by a Majority of Owners and such Owners shall have tendered funds to pay expenses to be incurred in performing such duties.

          (h) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents (including without limitation the Collateral Agent) or attorneys, and such Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed by it with due care.

          (i) The Trustee need not post any bond for the performance of its duties or any action taken under this Indenture.

          (j) In the event the Trustee receives inconsistent or conflicting requests and indemnity from two or more groups of Owners, each representing less than a Majority of Owners, pursuant to the provisions of this Indenture, the Trustee, in its sole discretion, may determine what action, if any, shall be taken.

          (k) The Trustee's immunities and protections from liability and its right to indemnification in connection with the performance of its duties under this Indenture shall extend to the Trustee's officers, directors, agents, attorneys and employees. Such immunities and protections and right to indemnification, together with the Trustee's right to compensation, shall survive the Trustee's resignation or removal, the defeasance or discharge of this Indenture and final payment of the Notes.

          (l) The permissive right of the Trustee to take the actions permitted by this Indenture shall not be construed as an obligation or duty to do so.

          (m) Except for information provided by the Trustee concerning the Trustee, the Trustee shall have no responsibility for any information in any offering memorandum or other disclosure material distributed with respect to the offer and sale of the Notes, and the Trustee shall have no responsibility for compliance with any state or federal securities laws in connection with the Notes or such offering.

          (n) The Trustee shall have no duty to collect, preserve, exercise or enforce rights in the Collateral (against prior parties or otherwise), except as expressly provided herein or in the Security Documents.

     10.4 Status of Monies Received. All monies received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but, if the Trustee is a bank, need not be segregated in any manner from any other monies, except to the extent required by law, and may be deposited by such Trustee under such general conditions as may be (if Trustee is a bank) prescribed by law and Trustee's trust department, and Trustee shall be under no liability for interest on any monies received by it hereunder. The Trustee may, in its individual banking capacity, become an Owner of the Notes and may join in any action which any Owner may be entitled to take with like effect as if it were not Trustee. The Trustee may, in its individual banking capacity, be interested in any financial transaction with the Issuer or any of its Affiliates; and the Trustee may act as an indenture trustee, collateral agent, escrow agent, depository or otherwise in respect of the Issuer or any of its Affiliates, or as trustee or agent for any committee of Owners, all with the same rights which it would have if not were not the Trustee hereunder.

     10.5 Resignation of Trustee. The Trustee may resign and be discharged of the trusts hereby created by mailing notice to the Issuer and to all Owners of Notes specifying the time and date (not earlier than thirty (30) days after the date of such notice) when such resignation shall take effect. Such resignation shall take effect upon the appointment, qualification and acceptance of a successor trustee as herein provided.

     10.6 Removal of Trustee. Prior to the occurrence and continuance of an Event of Default hereunder, or after the curing or waiver of any such Event of Default, the Issuer may remove the Trustee, with or without cause, and shall appoint a successor Trustee. In the event there shall have occurred and be continuing an Event of Default hereunder, a Majority of Owners may remove the Trustee, with or without cause, and shall appoint a successor Trustee. In each instance such removal and appointment shall be accomplished by an instrument or concurrent instruments in writing signed by the Issuer or a Majority of Owners, as the case may be, and delivered to the Trustee, the Issuer and all Owners. No such resignation shall take effect until the appointment, qualification and acceptance of a successor trustee as herein provided.

     10.7 Successor Trustee. Each Trustee appointed in succession of the Trustee named in this Indenture shall be a trust company, banking corporation, bank or banking association organized under the laws of the United States of America or any state thereof, in good standing and having unimpaired capital and surplus aggregating at least $100,000,000, if there be such a trust company, banking corporation or banking association qualified, able and willing to accept the trusts upon reasonable or customary terms.

     10.8 Appointment of Successor Trustee. If the Trustee shall have given notice of resignation pursuant to Section 10.5 or if notice of removal shall have been given to the Trustee pursuant to Section 10.6 and such notice does not appoint a successor Trustee or if such notice of removal appointed a successor Trustee and such successor shall not have accepted such appointment within fifteen (15) days after the giving of such notice of removal, a successor Trustee may be appointed by a Majority of Owners with the consent of the Issuer not to be unreasonably withheld. If no such appointment shall have been made within twenty-five (25) days after the giving of such notice of resignation or the giving of such notice of removal, a successor Trustee may be appointed by application of the retiring Trustee, at the expense of the Issuer, to any court of competent jurisdiction. The Issuer shall give written notice of each resignation or removal of the Trustee and each appointment of a successor Trustee to each Owner. Each such notice shall include the name and address of the applicable corporate trust office of the successor Trustee.

     10.9 Merger or Consolidation of Trustee. Any corporation into which the Trustee or any successor to it in the trusts created by this Indenture, may be merged or consolidated or with which it or any successor to it may be consolidated or any corporation resulting from any merger or consolidation to which such Trustee or any successor to it shall be a party or any state or national bank or trust company succeeding to the corporate trust business of the Trustee as a whole or substantially as a whole (provided such corporation which is a successor to the Trustee shall be a corporation bank or banking association organized under the laws of the United States or any state thereof, having unimpaired capital and surplus aggregating at least $100,000,000 and such corporation which is a successor to any other Trustee shall be permitted by law to perform its obligations hereunder), shall be the successor to such Trustee under this Indenture without the execution or filing of any paper or any further act on the part of any of the parties hereto. The Issuer covenants that in case of any such merger, consolidation or transfer of the corporate trust business it will, upon the request of the merged, consolidated or transferred corporation, execute, acknowledge and cause to be recorded or filed suitable instruments in writing to confirm the estates, rights and interests of such corporation as such Trustee under this Indenture.

     10.10 Acceptance of Appointment by Successor Trustee. Any new Trustee appointed pursuant to any of the provisions hereof shall execute, acknowledge and deliver to the Issuer and the retiring Trustee an instrument accepting such appointment; and thereupon such new Trustee, without any further act, deed or conveyance, shall become vested with all the estates, Properties, rights, powers and trusts of its predecessor in the rights hereunder with like effect as if originally named as Trustee herein (including possession of the Notes as Depository); but, nevertheless upon the Written Request of the Issuer or the successor Trustee, the Trustee ceasing to act, upon payment of fees and expenses due to it, shall execute and deliver an instrument transferring to such successor Trustee, upon the trusts herein expressed, all the estates, Properties, rights, powers, and trusts of the Trustee so ceasing to act, and shall duly assign, transfer and deliver any of the Property of the Trust Estate Notes and monies held by such Trustee to the successor Trustee so appointed in its or his place. Upon acceptance of appointment by a successor Trustee as provided in this Section 10.9, the successor Trustee shall give to the Owners written notice of the succession of such Trustee to the trusts hereunder. Neither failure so to mail nor any defect in the notice so mailed shall affect the sufficiency of the proceedings in question.

     10.11 Conveyance upon Request of Successor Trustee. Should any deed, conveyance or instrument in writing from the Issuer be required by any successor Trustee for more fully and certainly vesting in and confirming to such new Trustee such estates, Properties, rights, powers and trusts, then upon request of such successor Trustee any and all such deeds, conveyances and instruments in writing shall be made, executed, acknowledged and delivered, and, if and where appropriate, shall be caused to be recorded and filed by the Issuer.

     10.12 Co-Trustee and Collateral Agent.

          (a) Delivery of Documents. Anything herein contained to the contrary notwithstanding, if, at any time or times, in order to conform with any law of any jurisdiction in which the Issuer or Collateral Agent shall then own or hold any Collateral, the Trustee shall be advised by counsel satisfactory to it that it is necessary or prudent in the interest of the Owners so to do, the Trustee shall execute and deliver any and all instruments and agreements necessary or proper to appoint, on behalf of the Trustee, the Owners and the Issuer, another trust company, banking corporation or banking association, or one or more other Persons approved by the Trustee, to act as co-trustee hereunder, jointly with the Trustee, or as Collateral Agent; and the trust company, banking corporation or banking association, or the Person or Persons so appointed shall be such co-trustee or Collateral Agent, with such powers, duties and discretion as shall be specified in the said instruments or agreements of appointment, executed as aforesaid. It shall not be necessary for any Owner or the Issuer or any other Person other than the Trustee to execute and deliver any such instruments or agreements.

          (b) Exercise of Powers. The rights, powers, duties and obligations conferred or imposed upon the Trustee, any co-trustee and Collateral Agent shall be conferred and imposed upon, and exercised or performed jointly or separately by the Trustee and any co-trustee, or jointly or separately by the Trustee (and any co-trustee) and Collateral Agent.

          (c) Resignation of Co-Trustee or Separate Trustee. Each co-trustee or Collateral Agent may resign and may be removed by the Trustee, and the successors to such co-trustee or Collateral Agent may be appointed by the Trustee as set forth in subsection (a) of this Section 10.12.

     10.13 Registrar. The provision of this Article 10 (other than the provisions of Sections 10.7 and 10.9), including without limitation the right to indemnification, shall govern the rights, duties, responsibilities and immunities of the Registrar to the maximum extent applicable.

                                   ARTICLE 11
                        SUPPLEMENTAL INDENTURES, WAIVERS

     11.1 Supplemental Indentures Without Note Owners' Consent. The Issuer and the Trustee from time to time and at any time, subject to the restrictions in this Indenture contained, may, without consent from Owners, enter into an indenture or indentures supplemental hereto and which thereafter shall form a part hereof for any one or more or all of the following purposes:

          (a) to add to the Trust Estate held by the Trustee pursuant to the terms hereof additional Property hereafter acquired by the Issuer and intended to be subjected to this Indenture, and to correct and amplify the description of any Property subject to this Indenture; and

          (b) to cure any ambiguity or cure, correct or supplement any defective provisions of this Indenture or any supplement hereto, provided, that the same shall in no respect be materially adverse to the interests of the Owners.

The Issuer covenants to perform all requirements of any such supplemental indenture. No restrictions or obligations imposed upon the Issuer may, except as otherwise proved in this Indenture, be waived or modified by such supplemental indentures or otherwise.

     11.2 Waivers and Consents by Owners; Supplemental Indentures with Consent. Except as provided in Section 11.1 above or this Section 11.2, no waivers may be granted with respect to any provision hereof or any of the Security Documents nor may any amendments be made to this Indenture or any of the Security Documents without the express written consent of a Majority of Owners. Upon the waiver or consent of a Majority of Owners: (i) the Trustee shall execute an appropriate instrument permitting any Person to take any action prohibited, or omit the taking of any action required, by any of the provisions of this Indenture or any indenture supplemental hereto, or (ii) the Issuer and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding, changing or eliminating any provisions of this Indenture or of any indenture supplemental hereto or modifying in any manner the rights of the Owners of the Notes or the rights and obligations of the Issuer hereunder; provided, that no such waiver, consent or supplemental indenture or amendment shall (A) impair or affect the right of any Owner to receive payments of the principal of and payments of the interest with respect to any Note, as herein provided including, without limitation, the timing of any such payment or the principal amount of any Note or rate of interest thereon, without the consent of a Supermajority of Owners, (B) permit the creation of any Lien with respect to any of the Trust Estate without the consent of a Supermajority of Owners, (C) deprive any Owner of the benefit of the Liens held by the Trustee and Collateral Agent pursuant to the terms of this Indenture or any Security Document without the consent of a Supermajority of Owners, (D) reduce the percentage of the aggregate principal amount of Notes the Owners of which are required by this Section 11.2 or any other provision of this Indenture to consent to any action, waiver or supplemental indenture or amendment without the consent of a Supermajority of Owners, or (E) modify the rights, duties, privileges or immunities of the Trustee, without the written consent of the Trustee. Notwithstanding the foregoing, unless every affected Owner consents, no supplemental Indenture shall create any preference or priority of any Owner over any other Owner with respect to right of payment or right to participate on a proportional basis in any payments or benefits under this Indenture, the Notes or the Security Documents, or in any other way deprive an Owner of the right of parity with all other Owners with respect to right of payment or security therefor.

     11.3 Notice of Supplemental Indenture. Promptly after the execution by the Issuer and the Trustee of any supplemental indenture or promptly after the execution by the Trustee of an appropriate instrument or permission pursuant to the provisions of Section 11.2, the Trustee shall give written notice, setting forth in general terms the substance of such supplemental indenture or instrument, together with a conformed copy thereof, to each Owner. Any failure of the Trustee to give such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture or instrument.

     11.4 Solicitation of Note Owners. So long as there are any Notes Outstanding, the Issuer will not solicit, request or negotiate for or with respect to any proposed waiver or amendment of any of the provisions of this Indenture or the Notes unless each Owner shall be informed thereof by the Issuer and shall be afforded the opportunity of considering the same and shall be supplied by the Issuer with sufficient information to enable it to make an informed decision with respect thereto. The Issuer will not, directly or indirectly, pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, to any Owner as consideration for or as an inducement to entering into by any Owner of any waiver or amendment of any of the provisions of this Indenture or of any Note unless such remuneration is concurrently offered to be paid, on the same terms, ratably to the Owners of all Notes then Outstanding even if such holder did not consent to such waiver or amendment. Such remuneration will not be inferred from the participation by a holder of the Notes in an existing or future loan to or investment in or with the Issuer or any of its Affiliates.

     11.5 Opinion of Counsel Conclusive as to Supplemental Indentures. The Trustee is hereby authorized to join with the Issuer in the execution of any such supplemental indenture authorized or permitted by the terms of this Indenture and to make the further agreements and stipulations which may be therein contained, and the Trustee may receive an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant to the provisions of this Article 11 complies with the requirements of this Article 11.

     11.6 Effect of Supplemental Indentures. Upon the execution of any supplemental indenture pursuant to the provisions of this Article 11, this Indenture shall be deemed to be modified and amended in accordance therewith and the respective rights, duties and obligations under this Indenture of the Issuer, the Trustee and all Owners shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modification and amendment, and all the terms and conditions of any such supplemental indenture shall be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

                                   ARTICLE 12
                          DISCHARGE AND UNCLAIMED FUNDS

     12.1 Satisfaction and Discharge of Agreement. If at any time (a) the Issuer shall pay and discharge the entire indebtedness on all Notes hereunder by paying or causing to be paid as provided in Articles 4 and 5 the principal of and interest on all Notes issued hereunder, as and when the same become due and payable or (b) all Owners' interests in the Notes shall have been repurchased by the Issuer or an Affiliate of the Issuer and the Notes canceled as herein provided; and if the Issuer shall also pay or cause to be paid all other sums payable hereunder by the Issuer (including, without limitation, fees and expenses of the Trustee), and the Issuer shall fully and faithfully discharge, and cause to be faithfully discharged, every other obligation herein and in each of the Security Documents (including, without limitation, the Parent Guaranty) contained, then and in that case this Indenture shall cease, determine, and become null and void, and thereupon the Trustee shall, upon Written Request of the Issuer forthwith execute or cause to be executed proper instruments acknowledging satisfaction of and discharging this Indenture and releasing all Liens held by it pursuant to the terms hereof and any Security Document. The satisfaction and discharge of this Indenture shall be without prejudice to the rights of the Trustee under Section 10.2 to charge and be reimbursed by the Issuer for any expenditures which it may thereafter incur in connection herewith.

     12.2 Return of Unclaimed Monies. Notwithstanding any provisions of this Indenture, any monies deposited with any Trustee in trust for the payment of the principal of or interest on any Notes and remaining unclaimed for two (2) years after the last date on which any such principal or interest payment shall have become due and payable (whether monthly, at maturity or upon optional or required prepayment or by declaration as provided in this Indenture), shall then be repaid to the Issuer upon its Written Request, unless otherwise required by mandatory provisions of applicable escheat or abandoned property laws, and the Owners, unless otherwise required by mandatory provisions of applicable escheat or abandoned property laws, shall thereafter be entitled to look only to the Issuer for repayment thereof, and all liability of such Trustee with respect to such monies shall thereupon cease; provided, however, that before the repayment of such monies to the Issuer, as aforesaid, such Trustee shall (at the cost of the Issuer) first mail to all Owners at their addresses as set forth in the notice that said monies remain unclaimed and that, after a date named in said notice, which date shall not be less than ten (10) or more than twenty (20) days after the date of the first mailing of such notice, the balance of such monies then unclaimed will be returned to the Issuer. In the event of the repayment of any such monies to the Issuer as aforesaid, the Owners in respect of which such monies were deposited shall thereafter be deemed to be unsecured creditors of the Issuer for amounts equivalent to the respective amounts deposited for the payment of such Notes and so repaid to the Issuer (without interest thereon and subject to applicable escheat and abandoned property laws).

                                   ARTICLE 13
                                  MISCELLANEOUS

     13.1 Successors and Assigns. Whenever any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all the covenants, promises and agreements in this Indenture contained by or on behalf of the Issuer, by or on behalf of the Trustee or by or on behalf of an Owner, shall bind and inure to the benefit of the respective successors and assigns of such parties whether so expressed or not.

     13.2 Unenforceability of Provision.

          (a) Partial Invalidity. Any provision of this Indenture that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

          (b) Trustee Rights and Issuer Obligations. All rights of the Trustee and all obligations of the Issuer hereunder shall be absolute and unconditional irrespective of any lack of validity or enforceability of any of the Security Documents or any other agreement or instrument relating thereto or any change in the terms of or any amendment or waiver of or any consent to any departure from the Security Documents or any other agreement or instrument relating thereto.

     13.3 Communications. All communications provided for herein shall be in writing or by telecommunication device capable of creating a written record and shall be deemed to have been given when delivered by courier or actually received by such Person listed below at its address set forth below:

          If to the Issuer:

               If by mail:

               Castle Brands (USA) Corp.
               85-47 Eliot Avenue
               Rego Park, New York 11374
               Attn: Mark Andrews, President

               If by telecopier: (718) 533-7610

          If to the Trustee:

               If by mail:

               JPMorgan Chase Bank
               700 Lavaca, 2nd Floor
               Austin, Texas 78701
               Telephone: (512) 479-2575
               Attn: Cary Gilliam

               If by telecopier: (512) 479-2553

          If to the Registrar:

               If by mail:

               Castle Brands, Inc.
               85-47 Eliot Avenue
               Rego Park, New York 11374
               Attn: Mark Andrews, President

               If by telecopier: (718) 533-7610

          If to the Collateral Agent:

               If by mail:

               MHW, Ltd.
               272 Plandome Road, Suite 100
               Manhasset, New York 11030
               Attn: John F. Beaudette, President

               If by telecopier: (516) 869-9171

               or to any such party at such other address as such party may designate by notice duly given in accordance with this Section to the other party.

               Where this Indenture provides for any communication or delivery to Owners, such communication or delivery shall be deemed to have been given when actually received or on the second Business Day after such communication or delivery is deposited as first class mail with the U.S. Postal Service, addressed to such Owner at its last address as it appears in the Owner Register.

     13.4 Governing Law. This Indenture and the Notes (including, but not limited to, the validity and enforceability hereof and thereof) shall be governed by, and construed in accordance with, the laws of the state of New York other than conflict of law rules thereof that would require the application of the laws of a jurisdiction other than such state.

     13.5 Limitation on Interest. It is the intent of the parties hereto to comply strictly with applicable usury laws, and the parties hereto stipulate and agree that none of the terms and provisions contained in this Indenture, the Notes or any Security Documents shall ever be construed to create a contract to pay, for the use, forbearance or detention of money, interest in excess of the maximum amount of interest permitted to be charged by applicable law from time to time in effect. If any excess of interest in such respect is hereby provided for or shall be adjudicated to be so provided, in this Indenture, in any Note or otherwise in connection with the Security Documents, the provisions of this
Section 13.5 shall govern and prevail, and neither the Issuer nor any present or future guarantors, endorsers, or other Persons hereafter becoming liable for payment of the Notes shall ever be obligated to pay the excess amount of such interest. Each of the Trustee and the Owners of the Notes expressly disavows any intention to charge, collect or contract for excessive unearned interest or finance charges. If the Trustee or any Owner shall receive, collect or apply monies which are deemed to constitute interest which would otherwise increase the interest on such Note to an amount in excess of that permitted to be charged by applicable law then in effect, all such sums deemed to constitute interest in excess of such legal limit shall be applied to reduce the principal balance thereof then outstanding or immediately returned to the Issuer or the other payor thereof upon such determination. All sums paid or agreed to be paid to the Trustee or any Owner for the use, forbearance or detention of sums due hereunder shall, to the extent permitted by law applicable to such party, be amortized, prorated, allocated and spread throughout the full term of the indebtedness evidenced by the Notes until payment in full so that the rate or amount of interest on account of any indebtedness hereunder does not exceed the maximum amount allowed by such applicable law. If at any time and from time to time (i) the amount of interest payable to any holder of a Note on any date shall be pursuant to this Section 13.5 be limited and (ii) in respect of any subsequent interest computation period the amount of interest otherwise payable to such holder would be less than the amount of interest payable to such holder computed at the maximum lawful rate applicable to such holder, then the amount of interest payable to such holder in respect to such subsequent interest computation period shall continue to be computed at the maximum lawful rate applicable to such holder until the total amount of interest payable to such holder shall equal the total amount of interest which would have been payable to such holder if the total amount of interest had been computed without giving effect to this Section 13.5. As used in this section the term "applicable law" means the laws of the State of New York or the laws of the United States of America, whichever laws allow the greater rate of interest, as such laws now exist or may be changed or amended or come into effect in the future.

     13.6 Counterparts. This Indenture and any supplements hereto may be executed, acknowledged and delivered in any number of counterparts, each of such counterparts constituting an original but all together only one Indenture; provided, however, that this Indenture shall not be deemed to be delivered until at least one counterpart shall have been executed by the Issuer and the Trustee and a counterpart so executed shall have been delivered to the Trustee at its principal place of business specified in Section 13.3.

     13.7 Headings, etc.; Gender. Any headings or captions preceding the text of the several sections hereof are intended solely for convenience of reference and shall not constitute a part of this

Indenture nor shall they affect its meaning, construction or effect. Each covenant contained in this Indenture shall be construed (absent an express contrary provision therein) as being independent of each and every other covenant contained herein and compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any and all other covenants. All references herein or in any Security Document to the masculine, feminine or neuter gender shall also include and refer to each other gender not so referred to.

     13.8 Amendments. This Indenture may, subject to the provisions of Article 11 hereof, from time to time and at any time, be amended or supplemented by an instrument or instruments in writing executed by the parties hereto.

     13.9 Benefits of Agreement Restricted to Parties and Owners. Nothing in this Indenture expressed or implied is intended or shall be construed to give to any Person other than the Issuer, the Trustee, and the Owners, any legal or equitable right, remedy or claim under or in respect of this Indenture or any covenant, condition or provision therein or herein contained; and all such covenants, conditions and provisions are and shall be held to be for the sole and exclusive benefit of the Issuer, the Trustee, and the Owners.

     13.10 Waiver of Notice. Whenever in this Indenture the giving of notice is required, the giving of such notice may be waived in writing by the Person or Persons entitled to receive such notice.

     13.11 Non-Recourse Persons. No recourse shall be had for the payment of any amount owing in respect of any obligation of, or claim hereunder or in connection herewith against, any employee, officer, director, or agent of the Issuer, Trustee, any co-trustee or Collateral Agent; provided, however, that the foregoing shall not relieve any such person or entity from any liability they might otherwise have under applicable law.

     13.12 Additional Financing Statement Filings. The Issuer hereby authorizes the Trustee and Collateral Agent to file, without the signature of the Issuer where permitted by law, one or more financing or continuation statements, and amendments thereto, relating to the Collateral. The Issuer further agrees that a carbon, photographic or other reproduction of any Security Document or any financing statement describing any Collateral is sufficient as a financing statement and may be filed in any jurisdiction the Trustee or Collateral Agent may deem appropriate.

     13.13 Officers' Certificate and Opinions of Counsel; Statements to be Contained Therein.

          (a) Upon any request, application or demand by the Issuer to the Trustee to take any action under any of the provisions of this Indenture, the Issuer shall furnish to the Trustee a certificate signed by one of its Responsible Officers stating that all conditions precedent provided for in this Indenture relating to the proposed action have been complied with, that no Event of Default has occurred and is continuing, and shall be accompanied by an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent (to which a legal opinion is reasonably appropriate) have been complied with, except that in the case of any such request, application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular request, application or demand, no additional certificate or opinion need be furnished.

          (b) Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (i) a statement that the person making such certificate or opinion has read such covenant or condition, (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based, (iii) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with, and (iv) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

          (c) Any certificate, statement or opinion of an officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of or representations by counsel, unless such officer has actual knowledge that the certificate or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous. Any certificate, statement or opinion of counsel may be based, insofar as it relates to factual matters, upon information with respect to which is in the possession of the Issuer, upon the certificate, statement or opinion of or representations by a Responsible Officer or Officers of the Issuer, unless such counsel has actual knowledge that the certificate, statement or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous.

     13.14 No Oral Agreements. THE INDENTURE, NOTES, PARENT GUARANTY AND SECURITY DOCUMENTS EMBODY THE ENTIRE AGREEMENT AND UNDERSTANDING AMONG THE PARTIES AND SUPERSEDE ALL OTHER AGREEMENTS AND UNDERSTANDINGS BETWEEN SUCH PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF. THE SECURITY DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Indenture to be duly executed and attested by their respective officers thereunto duly authorized, all as of the day and year first written above.

Attest:                                 CASTLE BRANDS (USA) CORP.


/s/ Amelia Gary                         By: /s/ Mark E. Andrews
-------------------------------------       ------------------------------------
                                        Name: Mark E. Andrews
                                        Title: Chairman & CEO


Attest:                                 JPMORGAN CHASE BANK, NATIONAL
                                        ASSOCIATION, as Trustee


/s/ Mary Jane Henson                    By: /s/ Carol Logan
-------------------------------------       ------------------------------------
                                        Name: Carol Logan
                                        Title: Vice Pesident


Joined in by MHW, LTD.,
as Collateral Agent:


By: /s/ John F. Beaudette
    ---------------------------------
Name: John F. Beaudette
Title: President

                                    EXHIBIT A

                            CASTLE BRANDS (USA) CORP.

No. ___________

             9 % SENIOR SECURED NOTE, SERIES 2004, DUE MAY 31, 2009
                                 NON-NEGOTIABLE

$_______________                                                 _______________

     THE SECURITY EVIDENCED HEREBY AND BENEFICIAL INTERESTS HEREIN WERE ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE SECURITIES ACT ), AND THE SECURITY EVIDENCED HEREBY AND BENEFICIAL INTERESTS HEREIN MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. THE OWNER OF THIS NOTE AND ANY BENEFICIAL INTERESTS HEREIN ARE HEREBY NOTIFIED THAT THE ISSUER HAS NOT REGISTERED THIS SECURITY UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS. THE OWNER OF THIS NOTE AND ANY BENEFICIAL INTEREST HEREIN AGREES FOR THE BENEFIT OF THE ISSUER THAT SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1) IN ACCORDANCE WITH AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.

     Castle Brands (USA) Corp., a Delaware corporation (the Issuer), for value received, hereby promises to pay to JPMorgan Chase Bank, National Association, its successors and assigns (the Trustee), for the benefit of registered owners of beneficial interests in this Note under Amended and Restated Trust Indenture dated as of ___ ___ , 2005 (the Indenture), the principal sum of [_______________________] Dollars ($___________) on May 31, 2009 (the Maturity
Date), and to pay interest accrued (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid principal balance from the date of this Note at the rate of 9.00 % per annum, semi-annually, on the 31st day of each May and the 30th day November of each year, and on the Maturity Date, with the first payment of interest being due on November 30, 2004. The Issuer further promises to pay on demand interest on any overdue principal, including any overdue prepayment of principal, and or overdue installment of interest, at a rate of interest per annum equal to the Default Rate as defined in the Indenture; provided that interest on this Note shall in no event exceed the maximum rate permitted by applicable law, and this Note is expressly made subject to the interest rate limitation provisions of Section 13.5 of the Indenture.

     This Note is secured as set forth in the Indenture and in the Security Documents and is entitled to the benefits of the Parent Guaranty (as defined in the Indenture).


                                 Trust Indenture
                                 Exhibit A, p. 1

     This Note is transferable only by surrender thereof to a successor Trustee and Depository under the Indenture, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of this Note or its attorney duly authorized in writing.

     Following any partial prepayment of this Note, this Note shall be made available to the Trustee for notation hereon of the amount of principal so prepaid. In case the entire principal amount on this Note is prepaid or paid, this Note shall be marked paid in full by the Trustee, cancelled and returned to the Issuer. This Note may be prepaid in whole or in part at any time without penalty.

     In any case where the date of maturity of any interest or principal owed with respect to this Note or the date fixed for any prepayment (in whole or in part) of this Note will not be a Business Day, then payment of such interest, or principal need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for such prepayment.

     Under certain circumstances, as specified in the Indenture, the entire principal amount of this Note may be declared due and payable in the manner and with the effect provided in the Indenture.

     This Note and the Indenture shall be governed by, and construed in accordance with, the laws of the state of New York other than conflict of law rules thereof that would require the application of the laws of a jurisdiction other than such state.

     Dated ________________, 200__

ATTEST:                                 CASTLE BRANDS (USA) CORP.


                                        By:
-------------------------------------       ------------------------------------
Secretary                               Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

     This is one of the Notes referred to in the Indenture referred to herein and has been duly authenticated by the Trustee as witnessed below.

                                        JPMORGAN CHASE BANK, NATIONAL
                                        ASSOCIATION, as Trustee

                                        By:
                                            ------------------------------------
Date of authentication:                 Name:
                        -------------         ----------------------------------
                                        Title:
                                               ---------------------------------


                                 Trust Indenture
                                 Exhibit A, p. 2

                                    EXHIBIT B

                                   INSTRUCTION

                       REQUESTING REGISTRATION OF TRANSFER

Castle Brands, Inc.
85-47 Eliot Avenue
Rego Park, New York 11374
Attn: Mark Andrews, President

Gentlemen:

TRANSFER OF NOTES. The undersigned Transferor, being a beneficial owner of Castle Brands (USA) Corp. 9% Senior Secured Notes, Series 2004 due May 31, 2009 (the "Notes") issued in uncertificated form, hereby requests that registration of the beneficial ownership of $____________________ principal amount of such Notes be transferred, conveyed and assigned by book-entry from the undersigned to the following named transferee ("Transferee"):

1.   Print Full Name of Transferee:     Individual:

                                        ________________________________________
                                        First, Middle, Last

                                        Entities: Partnership, ,Corporation,
                                        Trust, Custodial Account, Others:

                                        ________________________________________
                                        Legal Name of Entity

2.   Mailing Address for Payment and
     Notices:                           ________________________________________

                                        ________________________________________

3.   Name of Primary Contact Person:    ________________________________________

4.   Telephone Number:                  ________________________________________

5.   Facsimile Number:                  ________________________________________

6.   Tax Identification Number          ________________________________________


                                 Trust Indenture
                                 Exhibit B, p. 1

REPRESENTATIONS AND WARRANTIES OF THE TRANSFEREE. To induce the Company and the Registrar to accept this transfer, the Transferee represents and warrants as follows:

The undersigned acknowledges and agrees that no transfer of the Notes or any interest therein will become effective until the Registrar has, on behalf of the Company, entered the name of the Transferee in the Owner Registry.

The undersigned has the financial ability to bear the economic risk of an investment in the Notes, has adequate means for providing for his current needs and possible contingencies and has no need for the liquidity in this investment.

The Notes are being acquired by the Transferee for the Transferee's own account for investment purposes only and not with a view to resale or distribution.

The Transferee understands that the Notes have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), the securities laws of any state thereof or the securities laws of any other jurisdiction, nor is such registration contemplated. The Transferee understands and agrees further that the Notes must be held indefinitely unless they are subsequently registered under the Securities Act and these laws or an exemption from registration under the Securities Act and these laws covering the sale of Notes is available.

If the Transferee is not a natural person, (i) the Transferee has the power and authority to execute and deliver this Transfer Request and (ii) the person signing this Transfer Request on behalf of the Transferee has been duly authorized to execute and deliver this Transfer Request.

The undersigned acknowledges that the Company's principal business is in beverage alcohol and the Company is obligated to make certain disclosures to regulatory authorities regarding its management, ownership and financing. In the event such a disclosure is to be made, the undersigned consents to disclosure of such data on the Transferee Questionnaire as is required by the authorities. The undersigned further acknowledges that the laws of certain U.S. states may preclude the holder of an interest in a US wholesaler or retailer of beverage alcohol from also owning the Notes and/or an interest in the Company and agrees to conform to any legal requirements that may be applicable.

INDEMNITY. To the extent permitted under applicable law, the undersigned agrees to indemnify and hold harmless the Company, the Registrar and the Trustee, and their respective officers and directors, employees and agents and each other person, if any, who controls any of them, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false information, representation or warranty delivered or made by the undersigned herein or in any other document furnished by the undersigned to any of the foregoing in connection with this transaction.


                                 Trust Indenture
                                 Exhibit B, p. 2

     IN WITNESS WHEREOF, the undersigned have executed this Instruction on the _____ day of _________________, 200__.

INDIVIDUAL TRANSFEROR:                  INDIVIDUAL TRANSFEREE:

-------------------------------------   ----------------------------------------
             (Print Name)                             (Print Name)


-------------------------------------   ----------------------------------------
             (Signature)                               (Signature)


PARTNERSHIP, CORPORATION, TRUST,        PARTNERSHIP, CORPORATION, TRUST,
CUSTODIAL ACCOUNT, OTHER TRANSFEROR     CUSTODIAL ACCOUNT, OTHER TRANSFEREE

-------------------------------------   ----------------------------------------
        (Print Name of Entity)                   (Print Name of Entity)


By:                                     By:
    ---------------------------------       ------------------------------------
             (Signature)                               (Signature)

-------------------------------------   ----------------------------------------
        (Print Name and Title)                   (Print Name and Title)


Approved by CASTLE BRANDS (USA)         Receipt acknowledged by CASTLE BRANDS,
CORP.                                   INC., as Registrar


-------------------------------------   ----------------------------------------

Date:                                   Date:
      -------------------------------         ----------------------------------


                                 Trust Indenture
                                 Exhibit B, p. 3